UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 25, 2005

                                 MILACRON INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                  1-8475                        31-1062125
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(State or other     (Commission File Number)             (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


    2090 Florence Avenue, Cincinnati, Ohio                    45206
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  (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In connection with presentations to certain of its shareholders and others, Milacron Inc. (the "Company") is using the presentation furnished as Exhibit
99.1 hereto. This presentation includes certain non-GAAP financial measures for the first quarters of 2005 and 2004 and the fiscal years 2000, 2001, 2002, 2003 and 2004. The Company's management believes that describing the Company's results using these non-GAAP financial measures is useful to investors because these non-GAAP financial measures provide investors with a basis for comparing the Company's results for various financial periods. In addition, these non-GAAP financial measures are used by management in reports to the Company's board of directors and represent measures which management believes are used by analysts and investors following the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.

In connection with presentations to certain of its shareholders and others the Company is using the presentation furnished as Exhibit 99.1 hereto. A copy of this presentation is also available on the Company's website, www.milacron.com.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.     Description

99.1             Investor Presentation dated May 2005


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Milacron Inc.

Date:   May 25, 2005                  By: /s/ Robert P. Lienesch
                                          -----------------------------------
                                          Name:  Robert P. Lienesch
                                          Title: Senior Vice President -
                                                 Finance, Controller and Chief
                                                 Financial Officer




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                                 EXHIBIT INDEX

Exhibit  No.     Description
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99.1             Investor Presentation dated May 2005